Exhibit 10.2
ASSUMPTION AND JOINDER AGREEMENT
This ASSUMPTION AND JOINDER AGREEMENT, dated as of June 19, 2015 (this "Joinder Agreement"), is made by KBSIII PARK PLACE VILLAGE, LLC, a Delaware limited liability company (the "Additional Borrower"), each of the other Borrowers party to the Loan Agreement referred to below, and U.S. Bank National Association, a national banking association, as administrative agent for the Lenders party to the Loan Agreement referred to below ("Agent") and the Lenders described below.
RECITALS
A.    Reference is made to that certain Amended and Restated Loan Agreement dated as of March 10, 2014 (as amended by the Modification Agreement defined below, and as further amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the "Loan Agreement"), among KBSIII DOMAIN GATEWAY, LLC, KBSIII 1550 WEST MCEWEN DRIVE, LLC, KBSIII 155 NORTH 400 WEST, LLC, and KBSIII TOWER AT LAKE CAROLYN, LLC, each a Delaware limited liability company, and each other New Borrower that has become a Borrower under the Loan Agreement (each, an "Existing Borrower" and, collectively, "Existing Borrowers"), each lender from time to time a party hereto (individually, a "Lender" and collectively, the "Lenders"), and Agent. Any capitalized term used and not defined in this Joinder Agreement shall have the meaning given to such term in the Loan Agreement. This Joinder Agreement is a "Joinder Agreement" described in the Loan Agreement.
B.    The Additional Borrower is a New Borrower which is owned, directly or indirectly, by Guarantor.
C.    Pursuant to Section 7.21 of the Loan Agreement, Existing Borrowers and the Additional Borrower have requested that certain real property owned by the Additional Borrower (the "Additional Property") more particularly described on Exhibit A attached hereto be included in the Borrowing Base Value and Borrowing Base Amount as an Additional Property. The Additional Property Improvements include a 9 building commercial development totaling approximately 483,119 rentable square feet. The Cost Basis of the Additional Property is $126,500,000.00. The U.S. EIN of Additional Borrower is 47-4106616.
D    The current Committed Amount of the Loan is $200,000,000 and no Loan proceeds are being advanced in connection with the execution and delivery of this Joinder Agreement and the addition of the Additional Property as collateral for the Loan.
E    Substantially concurrently with the execution of this Joinder Agreement, Borrowers, Agent and the Lenders are entering into that certain First Modification Agreement (Long Form) dated as of even date herewith (the "Modification Agreement"). Pursuant to the Modification Agreement, Borrowers, Agent and the Lenders have agreed to modify the Loan Agreement and the other Loan Documents to, among other things, (i) extend the term of the Loan, (ii) modify the interest rate applicable to the Loan, and (iii) modify the method of calculating the borrowing base for purposes of determining the remaining availability under the Loan, subject to the terms and conditions set forth in the Modification Agreement.
F.    As one of the conditions to the admission of the Additional Property as an Additional Property, the parties hereto are executing this Joinder Agreement.
NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Joinder Agreement, the receipt of which and sufficiency of which are hereby acknowledged, the Additional Borrower, Existing Borrowers, Agent and Lenders agree as follows:
1.Joinder as Borrower; Additional Property as a Property. The Additional Borrower assumes and agrees to be bound by all of the terms, obligations, covenants, representations, warranties and conditions of the Loan Agreement, the Notes, the Fee Letter, the Environmental Indemnity, jointly and severally with the other Persons comprising the Borrowers, and assumes and agrees to be bound thereby, and shall be deemed to be a party thereto, as a Borrower and Indemnitor (as defined in the Environmental Indemnity), as if the Additional Borrower had originally executed the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity. The Additional Borrower hereby agrees (i) that the Additional Property shall constitute a Property for all purposes under the Loan Agreement, Environmental Indemnity and the other Loan Documents and (ii) to execute and deliver such additional documents as Agent may reasonably require, including a Deed of Trust.
2.    Consent And Acceptance. Existing Borrowers, Agent, Lenders and Guarantor (by its signature to the consent attached hereto) hereby consent to the assumption of the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity and the Obligations by the Additional Borrower and agree and acknowledge that after the date of this Joinder Agreement, (i) the Additional Borrower shall be a "Borrower" and (ii) the Additional Property shall be one of the "Properties" for all purposes of the Loan Agreement, the Notes, the Fee Letter and the Environmental Indemnity and each of the other Loan Documents, including for purposes of the indemnity provided to Agent and Lenders by each of the Borrowers (including Additional Borrower upon execution of this Joinder Agreement) under the Environmental Indemnity. Each of the undersigned hereby acknowledges that Agent has approved an initial Borrowing Base Amount allocable to the Additional Property of $81,185,000.00 (as permitted under the definition of Borrowing Base Amount set forth in the Loan Agreement).
3.    Ownership of Additional Borrower. The Additional Borrower and each other Borrower represent and warrant to Lenders and Agent that the Additional Borrower is wholly-owned, directly or indirectly, by Properties REIT.
4.    Legal Status; Organizational Documents. The Additional Borrower represents and warrants to Agent and each Lender that (i) true, correct and accurate copies of all of the organizational documents of the Additional Borrower have been delivered to Agent and (ii) Additional Borrower is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly registered and qualified to transact business in, and is in good standing under the laws of, the state in which the Additional Property it owns is located, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, to construct, equip, own and operate such Additional Property and to execute, deliver and perform this Joinder Agreement and the other Loan Documents; all consents of the members of Additional Borrower necessary to authorize the execution, delivery and performance of this Joinder Agreement and of the other Loan Documents which have been or are to be executed by and on behalf of Additional Borrower have been duly obtained and are in full force and effect; this Joinder Agreement and such other Loan Documents have been duly authorized, executed and delivered by and on behalf of Additional Borrower so as to constitute this Joinder Agreement and such other Loan Documents the valid and binding obligations of Additional Borrower, enforceable in accordance with their terms; and Additional Borrower has complied with all applicable assumed and/or fictitious name requirements of the state in which it is organized and of the state in which the Additional Property it owns is located, if different.
5.    No Default; Compliance with Loan Agreement. The Additional Borrower and each other Borrower covenant, represent and warrant to Agent and each Lender that:
(a)    Additional Borrower owns fee title to the Additional Property, does not own any other property other than the Additional Property, and has satisfied the other requirements set forth in Section 7.21(b) of the Loan Agreement.
(b)    To the best of Additional Borrower's knowledge, the Additional Property is free from all Hazardous Substances (as defined in the Unsecured Environmental Indemnity) except as disclosed in that certain Phase I Environmental Site Assessment prepared by Environ International Corporation dated as of April, 2015 (Project No.045242IC), in the form disclosed to Agent as of the date of the recordation of a Deed of Trust against the Additional Property.
(c)    The Additional Property and all related personal property is free and clear of all liens, charges and encumbrances other than Permitted Encumbrances or except as otherwise agreed by Agent in writing.
(d)    Except as otherwise disclosed to Agent in writing, each of the representations and warranties made by Borrowers pursuant to the Loan Agreement, including, without limitation, those set forth in Article IV therein, are true and correct in all material respects with regard to the Additional Borrower.
(e)    No Event of Default, or event which, with notice or lapse of time or both, could become an Event of Default, has occurred and is continuing under any Loan Document.
(f)    Additional Borrower has been afforded the opportunity to read this Joinder Agreement, the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity carefully and to review such documents with an attorney of Additional Borrower's choice before signing this Joinder Agreement. Additional Borrower acknowledges having read and understood the meaning and effect of this Joinder Agreement, the Loan Agreement, the Notes, the Fee Letter, and the Environmental Indemnity before signing this Joinder Agreement and understands it shall thereafter be bound by the Loan Documents and liable for all Obligations owing by Borrowers under the Loan Documents.
6.    Counterparts; Joint Borrower Provisions. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument. Section 7.19 of the Loan Agreement (the joint borrower provisions) is by this reference hereby incorporated herein in its entirety.
7.    Governing Law. The validity, enforcement, and interpretation of this Joinder Agreement, shall for all purposes be governed by and construed in accordance with the laws of the State of California and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. To the maximum extent permitted by applicable law, Additional Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
8.    Limited Recourse Provision. Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated herein in its entirety.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Joinder Agreement is executed as of the date first above written.
ADDITIONAL BORROWER:

KBSIII PARK PLACE VILLAGE, LLC,
a Delaware limited liability company

By: KBSIII REIT ACQUISITION XXII, LLC,
a Delaware limited liability company,
its sole member

By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By: KBS REAL ESTATE INVESTMENT TRUST III,
INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

EXISTING BORROWERS:
KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION VI, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST III,
INC., a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

AGENT:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Administrative Agent

By:	/s/ Christopher R. Coburn
Name:	Christoper R. Coburn
Title:	Assistant Vice President

LENDERS:

U.S. BANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Christopher R. Coburn
Name:	Christoper R. Coburn
Title:	Assistant Vice President

MUFG UNION BANK, N.A.,
a national banking association

By:	/s/ Nancy Dal Bello
Name:	Nancy Dal Bello
Title:	Director

FIFTH THIRD BANK

By:	/s/ Matthew Rodgers
Name:	Matthew Rodgers
Title:	VP

REGIONS BANK

By:	/s/ Michael R. Mellott
Name:	Michael R. Mellot
Title:	Director

CONSENT OF GUARANTOR:

KBS REIT PROPERTIES III, LLC, a Delaware limited liability company ("Guarantor"), hereby (i) consents to the terms, conditions and provisions of the foregoing Joinder Agreement and the transactions contemplated by such Joinder Agreement, including, without limitation, the admission of the Additional Borrower as a Borrower under the Loan Agreement and the other Loan Documents, and the assumption of the Obligations by the Additional Borrower, and (ii) reaffirms the full force and effectiveness of that certain Amended and Restated Repayment Guaranty, dated as of March 10, 2014, executed by Guarantor in favor of Agent.
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

EXHIBIT A
TO JOINDER AGREEMENT

That certain real property located in the County of Leawood, State of Kansas and more particularly described as follows:
TRACT 1:

INTENTIONALLY DELETED.

TRACT 2:

LOTS 4 AND 7, PARK PLACE, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.

AND

LOT 13, PARK PLACE THIRD PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.

AND

LOTS 10, 11 AND 12, PARK PLACE SECOND PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.

AND

LOT 21, PARK PLACE SEVENTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.

TRACT 2A:

NON-EXCLUSIVE EASEMENTS FOR LOADING DOCK, COLUMNS AND SUPPORTS AS GRANTED AND DESCRIBED IN THAT CERTAIN DEED AND EASEMENT AGREEMENT RECORDED FEBRUARY 1, 2008 IN BOOK 200802, PAGE 302, RECORDS OF JOHNSON COUNTY, KANSAS.

TRACT 2B:

NON-EXCLUSIVE EASEMENTS FOR A COMMON WALL AND PEDESTRIAN ACCESS FOR THE BENEFIT OF LOT 21, AS GRANTED AND DESCRIBED IN THAT CERTAIN COMMON WALL AND EASEMENT AGREEMENT RECORDED JANUARY 9, 2012 IN BOOK 201201, PAGE 2278, RECORDS OF JOHNSON COUNTY, KANSAS.

TRACT 2C:

A NON-EXCLUSIVE EASEMENT FOR SANITARY SEWER AND INCIDENTAL PURPOSES FOR THE BENEFIT OF LOT 21, AS GRANTED AND DESCRIBED IN THAT CERTAIN EASEMENT AGREEMENT RECORDED APRIL 23, 2012 IN BOOK 201204, PAGE 7717, RECORDS OF JOHNSON COUNTY, KANSAS.

TRACT 2D:

A NON-EXCLUSIVE EASEMENT FOR SANITARY SEWER AND GREASE INERCEPTOR PURPOSES FOR THE BENEFIT OF LOT 12, AS GRANTED AND DESCRIBED IN THAT CERTAIN EASEMENT DECLARATION RECORDED IN BOOK 201107, PAGE 002530, RECORDS OF JOHNSON COUNTY, KANSAS.

TRACT 3:

LOT 15, PARK PLACE FOURTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.

TRACT 4:

LOT 28, PARK PLACE TENTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.

TRACT 5:

LOT 22, PARK PLACE SEVENTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.

TRACT 5A:

NON-EXCLUSIVE EASEMENTS FOR A COMMON WALL AS GRANTED AND DESCRIBED IN THAT CERTAIN COMMON WALL AND EASEMENT AGREEMENT RECORDED JANUARY 9, 2012 IN BOOK 201201, PAGE 2278, RECORDS OF JOHNSON COUNTY, KANSAS.

TRACT 6:

LOT 25, PARK PLACE NINTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS.

TRACT 7:

NON-EXCLUSIVE EASEMENTS FOR THE USE OF THE COMMON FACILITIES (AS DEFINED IN THE MASTER DECLARATION, AS HEREINAFTER DEFINED) AS GRANTED AND DESCRIBED IN THAT CERTAIN MASTER DECLARATION OF PROTECTIVE COVENANTS, CONDITIONS, RESTRICTIONS, AND EASEMENTS

RECORDED FEBRUARY 1, 2008 IN BOOK 200802, PAGE 300, RECORDS OF JOHNSON COUNTY, KANSAS, AS AMENDED BY THE DOCUMENT RECORDED MARCH 2, 2011 IN BOOK 201103, PAGE 844, RECORDS OF JOHNSON COUNTY, KANSAS, AS AMENDED BY THE DOCUMENT RECORDED FEBRUARY 8, 2013 IN BOOK 201302 AT PAGE 03282, RECORDS OF JOHNSON COUNTY KANSAS, AND AMENDED BY SUPPLEMENTAL NUMBER THREE RECORDED CONCURRENTLY HEREWITH, RECORDS OF JOHNSON COUNTY, KANSAS (AS AMENDED, THE “MASTER DECLARATION”).

THE NON-EXCLUSIVE EASEMENTS REFERENCED ABOVE SPECIFICALLY INCLUDE, WITHOUT LIMITATION, NON-EXCLUSIVE EASEMENTS FOR VEHICULAR AND PEDESTRIAN ACCESS OVER COMMON FACILITIES THAT ARE NOW LOCATED, OR MAY BE HEREAFTER LOCATED FROM TIME TO TIME, WITHIN THE FOLLOWING TRACTS:

TRACTS A AND C, PARK PLACE, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS, EXCEPT THAT PART OF TRACT A REPLATTED BY PARK PLACE SECOND PLAT AND PARK PLACE THIRD PLAT AND PARK PLACE EIGHT PLAT, SUBDIVISIONS IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS

TRACT G, PARK PLACE THIRD PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS

TRACT H, PARK PLACE FOURTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS

TRACT K, PARK PLACE SIXTH PLAT, EXCEPT THAT PART OF TRACT K REPLATTED BY PARK PLACE EIGHTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS

TRACT N AND O, PARK PLACE NINTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS

ALL OF TRACT P AND Q, PARK PLACE TENTH PLAT, A PLATTED SUBDIVISION OF LAND IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS

TRACT 8:

NON-EXCLUSIVE EASEMENTS FOR THE USE OF THE COMMON FACILITIES AND COMMERCIAL PARKING AREAS (AS SUCH TERMS ARE DEFINED IN THE COMMERCIAL DECLARATION, AS HEREINAFTER DEFINED) AS GRANTED AND DESCRIBED IN THAT CERTAIN COMMERCIAL DECLARATION OF PROTECTIVE COVENANTS, CONDITIONS, RESTRICTIONS, AND EASEMENTS RECORDED FEBRUARY 1, 2008 IN BOOK 200802, PAGE 301, RECORDS OF JOHNSON COUNTY,

KANSAS AND AS AMENDED BY THE DOCUMENT RECORDED MARCH 2, 2011 IN BOOK 201103, PAGE 844, AND AS FURTHER AMENDED BY THE SUPPLEMENT NUMBER TWO RECORDING CONCURRENTLY HEREWITH, RECORDS OF JOHNSON COUNTY, KANSAS (AS AMENDED, THE “COMMERCIAL DECLARATION”).
THE NON-EXCLUSIVE EASEMENTS REFERENCED ABOVE SPECIFICALLY INCLUDE, WITHOUT LIMITATION, NON-EXCLUSIVE EASEMENTS FOR PARKING IN THE COMMON FACILITIES AND COMMERCIAL PARKING AREAS, INCLUDING, WITHOUT LIMITATION, PARKING IN THE PARKING GARAGES LOCATED ON THE FOLLOWING LOTS:
LOT 14, PARK PLACE THIRD PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS
LOT 16, PARK PLACE FOURTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS
LOT 26, PARK PLACE NINTH PLAT, A SUBDIVISION IN THE CITY OF LEAWOOD, JOHNSON COUNTY, KANSAS

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